Management Presentation July 30, 2013 Exhibit 99.2

Disclaimer
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This presentation contains, and XPO Logistics, Inc. (the “Company”) may from time to time make, written or oral “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. All statements, other than statements of historical facts, made in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business and operations (including projected headcount increases), the anticipated closing date of the acquisition of 3PD Holding, Inc. (“3PD”) and the related financing (the “3PD Transaction”), the expected impact of the 3PD Transaction and 3PD’s anticipated growth, the expected ability to integrate the
Company's and 3PD's operations and technology platforms, finding other suitable merger or acquisition candidates, future technology improvements (including the timing and nature thereof) and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,”
“predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include: economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the projected satisfaction of closing conditions for the 3PD Transaction; the expected closing date for the 3PD Transaction; the expected impact of the 3PD
Transaction, including the expected impact on the Company's results of operations and EBITDA; the Company’s ability to raise debt and equity capital; the Company’s ability to attract and retain key employees to execute its growth strategy, including retention of 3PD’s management team;
litigation, including litigation related to misclassification of independent contractors; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the
Company’s ability to retain its and 3PD’s largest customers; the Company’s ability to successfully integrate 3PD and other acquired businesses;
and governmental regulation. These factors, and additional factors that could cause actual results to differ materially from those projected in the forward-looking statements, are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in the
Company’s other filings with the Securities and Exchange Commission (the “SEC”). These materials should be read in conjunction with the
Company’s filings with the SEC, which are available to the public over the Internet at www.sec.gov and the Company’s website,
www.xpologistics.com. All forward-looking statements made in these materials speak only as of the date of these materials. All forward-looking statements made in these materials are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements, except to the extent required by law.

Clearly Defined Strategy for Growth
Build XPO into a multi-billion dollar logistics company:
Significantly scale up and optimize existing operations
Acquire companies that are highly scalable
Open cold-starts in prime recruitment areas
On track to create exceptional shareholder value

Major Accomplishments in 19 Months
Completed seven strategic acquisitions and signed an
agreement to acquire 3PD
Opened 18 cold-starts, eight of them in freight brokerage
Established national operations center to drive efficiencies
Increased overall headcount from 208 to more than 1,100
– Grew freight brokerage sales headcount from 40 to 788
– Currently at 925 customer-facing employees company-wide
Grew footprint to 62 locations

Major Accomplishments in 19 Months
Foundation in place for a much larger company
Implemented leading edge training programs
Introduced scalable IT platform and three major upgrades
Established professional sales and marketing team
Raised $289 million in common stock and convertible debt
Dynamic team culture, hungry for growth

Rapidly grow sales force with aggressive recruiting and
training
– Targeting 1,850 total employees by year-end
Expand branches capable of mega-growth
– Charlotte, North Carolina
– Chicago, Illinois
– Gainesville, Georgia
– Salt Lake City, Utah
– Planned Q3 opening in Cincinnati, Ohio
Drive operational efficiency through shared services
Strategy Part 1: Scale and Optimization

Accelerate Sales and Marketing
Differentiate XPO by providing world-class customer service
Single point of contact for each customer
– Strategic accounts team marketing to largest 1,200 shippers
– National accounts team focused on next largest 5,000 companies
– Branch network expands our reach to hundreds of thousands of small and medium-sized shippers
Capitalize on significant less-than-truckload opportunity
Cross-sell all services to new and existing customers

Capitalize on XPO’s superior technology
Purchase transportation more efficiently as data pool grows
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Enhancements delivered to date include carrier rating engine and LTL upgrades
New customer and carrier portals to go live in 2013
Scalable Technology Platform

Acquire attractive, highly scalable companies
Gain capabilities, customers, carriers, lane and pricing histories with each acquisition
Continue to grow carrier network, currently at 22,000+
Seven acquisitions to date have added capabilities in LTL,
refrigerated and air charter
Will add heavy good, last-mile services with 3PD
Turbo, Kelron and Covered brought strong relationships with
Fortune 500 customers
Strategy Part 2: Acquisitions

Largest provider of heavy goods, last-mile logistics in
North America
Serves one of the fastest-growing segments of non-asset,
third party logistics
Market leader facilitates over 4.5 million last-mile deliveries per year, more than twice its nearest competitor
Acquisition is a major milestone in XPO’s strategy,
accelerates growth rate
Expected to close in Q3 2013
XPO to Acquire 3PD

Serves a high-growth end market within XPO’s core
competency of non-asset transportation logistics
Complementary last-mile service offerings strengthen XPO’s
position with shippers as a single-source provider
3PD’s industry-leading technology can be used by XPO
Strong customer-centric culture built by experienced leaders
– All 3PD executives to join XPO and continue to grow the business
3PD Is a Strong Strategic Fit
Scale up 3PD with organic growth and acquisitions

Gross margin over 30%
Free cash flow conversion of 80% to 90%
Adjusted EBITDA margin over 10%
20% YOY growth in adjusted EBITDA for 2012
36% YOY growth in adjusted EBITDA for 2013 YTD June
3PD Is High-Margin, High Cash Flow

$12 billion market for heavy goods, last-mile deliveries
Only 30% currently going through 3PLs
Two favorable trends: retailers outsourcing more deliveries, and e-commerce purchases of heavy goods on the rise
Highly fragmented with many small, regional providers
3PD has major advantages of scale
– Cost efficiencies, productivity, access to trucks, quality control
– Leading software for workflow and customer experience management
3PD’s Exciting Market Potential
Sources: Norbridge, Inc. and EVE Partners LLC

All XPO customers will have access to best-in-class heavy
goods, last-mile deliveries as an in-house XPO service
– Historically offered by XPO’s freight forwarding division through 3PD
All 3PD customers will have access to XPO truck brokerage,
freight forwarding and expedite services
XPO’s expanded service offering will capitalize on shipper
trend to use fewer, larger 3PLs
3PD Complements Current Offerings
Capitalize on 3PD’s tremendous momentum

3PD Transaction Highlights
Terms
Financing
Total consideration of approx. $365 million represents
10.1x LTM adjusted EBITDA
3PD shareholders will receive approx. $357 million of cash and
$8 million of restricted XPO stock
XPO has obtained a commitment from Credit Suisse Group
and Morgan Stanley for a $195 million term loan, which
together with cash on hand is sufficient to fund the transaction
Accretion
and Timing
Immediately and significantly accretive to earnings
Expected closing Q3 2013
Subject to customary closing conditions

Hire strong industry veterans as branch presidents
Position in prime recruitment areas
Rapidly scale up by adding salespeople
Low capital investment can deliver outsized returns
Opened 18 cold-starts to date
– Eight in freight brokerage, nine in freight forwarding, one in expedite
– Brokerage cold-starts on a combined annual revenue run rate of over $90 million
Strategy Part 3: Cold-starts

17
Founded and led four highly successful companies
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
Hamilton Resources:
Grew global oil trading company to ~$1 billion
United Waste:
Created fifth largest solid waste business in North America
United Rentals:
Built world’s largest equipment rental company
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list below
NCR, Avery Dennison, Arrow Electronics
AutoNation, Skadden Arps
Oakleaf Waste Management
Turbo Logistics
Electrolux, Union Pacific, Odyssey Logistics
United Rentals, United Waste
Goldman Sachs, UBS, JPMorgan Chase
C.H. Robinson, Knight Brokerage
Stifel Nicolaus, Alex. Brown
C.H. Robinson, American Backhaulers
Sean Fernandez
Chief Operating Officer
Gordon Devens
General Counsel
Mario Harik
Chief Information Officer
Jeff Battle
Chief Commercial Officer
Lou Amo
VP, Carrier Procurement
Troy Cooper
SVP, Operations
Scott Malat
Chief Strategy Officer
Greg Ritter
SVP, Strategic Accounts
John Hardig
Chief Financial Officer
Marie Fields
Director of Training
The full management team can be found on www.xpologistics.com
EVE Partners
Tom Connolly
SVP, Acquisitions

2011 revenue of $177 million, 2012 revenue of $279 million
Currently in excess of $500 million annual revenue run rate
Q2 2013 revenue up 151% to $137 million YOY, with gross
margin dollars up 128%*
– Freight brokerage revenue: $95.4 million – up 587%
– Expedited transportation revenue: $26.4 million – up 3%
– Freight forwarding revenue: $19.3 million – up 17%
Q2 2013 organic growth, total company: 34%
Q2 2013 organic growth, freight brokerage: 189%
Key Financial Statistics
* Net of intercompany eliminations
Source: Company data

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own 54% of the company
(1)
(1) Based on SEC beneficial ownership calculation
(2) Does not give effect to $8 million of common stock to be issued in connection with the 3PD Transaction
(3) Dilutive effect of warrants calculated using treasury method (avg. market close price of $16.85 for Q2 2013); total warrant proceeds of $75 million
(4) Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012
(5) Dilutive effect of Q2 2013 weighted average outstanding RSUs and stock options calculated using treasury method (avg. market close price of $16.85 for Q2 2013)
Common Stock Equivalent Capitalization
(2)
(as of 6/30/13)
Common Shares 18.2 million
Preferred Shares 10.6 million
Warrants (Strike Price $7 per share) 10.7 million (6.3 million dilutive)
(3)
Convertible senior notes 8.7 million shares
(4)
Stock options and RSUs 1.0 million shares dilutive
(5)
Fully Diluted Shares Outstanding 44.8 million shares

Large, growing, fragmented logistics industry
Well-defined process to scale up operations
Robust acquisition pipeline
Significant growth potential through cold-starts
Highly skilled management team incentivized to create
shareholder value
Passionate, world-class culture of customer service
Clear Path for Significant Value Creation